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                                                                    EXHIBIT 10.4


                        EXECUTIVE EMPLOYMENT AGREEMENT
                        ------------------------------

          THIS EXECUTIVE EMPLOYMENT AGREEMENT ("Agreement") is made and entered into as of this 22nd day of April, 1997, and the employment hereunder shall commence as of the 3rd day of April, 1997 (the latter date shall be referred to as the "Effective Date"), by and between ALEX ANDRIA REAL ESTATE EQUITIES, INC., a Maryland corporation ("Corporation"), and PETER J. NELSON, an individual ("Officer").

                                    RECITAL
                                    -------

          Corporation desires to employ Officer as its Chief Financial Officer, Treasurer and Secretary, and officer is willing to accept such employment by Corporation, on the terms and subject to the conditions set forth in this Agreement.

          NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.   POSITION AND DUTIES; LOCATION.
     -----------------------------

          During the term of this Agreement, Officer agrees to be employed by and to serve Corporation as its Chief Financial Officer, Treasurer and Secretary. Corporation agrees to employ and retain Officer in such capacities. Officer shall devote such of his business time, energy, and skill to the affairs of Corporation as shall be necessary to perform the duties of such positions. Officer shall report to Joel S. Marcus. Officer shall be based at the principal executive offices of Corporation in the Los Angeles, California metropolitan area, except for required travel on Corporation's business.

2.   TERM OF EMPLOYMENT.
     ------------------

          The term of this Agreement shall commence on the Effective Date and shall continue until the first anniversary of the Effective Date (the "Term"); provided, however, that on April 1, 1998, and on each anniversary thereof, the Term of this Agreement shall automatically be extended for one additional year unless, not later than 90 days prior to April 1, 1998 or such anniversary thereof, either party shall have given written notice to the other that it does not wish to extend the Term of the Agreement. If Officer's employment hereunder shall
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terminate by reason of the expiration of the Term (including any extensions thereof), the date of such termination shall be referred to as the "Termination Date."

3.   COMPENSATION, BENEFITS AND REIMBURSEMENT.
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          3.1. BASE SALARY.  During the Term of this Agreement and subject to
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the terms and conditions set forth herein, Corporation agrees to pay to Officer an initial annual "Base Salary" of One Hundred Sixty Five Thousand Dollars ($165,000), or such higher amount as may from time to time be determined by
Corporation.   Unless otherwise agreed in writing by Officer and Corporation, the Base Salary shall be payable in substantially equal semimonthly installments in accordance with the standard policies of Corporation in existence from time to time.

          3.2. INCREASES IN BASE SALARY.  Officer's Base Salary shall be
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reviewed for adjustment no less frequently than on each anniversary of the
Effective Date during the Term of this Agreement.

          3.3. BONUS.  Officer shall be eligible to receive a bonus for each
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fiscal year of Corporation during the Term of this Agreement, with the actual amount of any such bonus to be determined in the sole discretion of the Board of Directors (or a committee of the Board) based upon its evaluation of the Corporation's performance during such year and such other factors and conditions as the Board (or a committee of the Board) deems relevant.

          3.4. STOCK OPTIONS.  Subject to the determination of the Compensation
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Committee of the Board of Directors and pursuant to the terms of the stock option agreement issued under Corporation's Stock Option Plan, Corporation shall grant to Officer the right and option to purchase shares of the authorized but unissued Common Stock of Corporation on the terms and conditions set forth therein. Nothing contained herein shall be construed to increase or decrease Officer's compensation and/or benefits in existence at the time the options are granted.

          3.5. ADDITIONAL BENEFITS.  Officer shall be entitled to the following
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additional benefits under this Agreement:

          (a)  OFFICER BENEFITS.  During the Term of this Agreement, Officer
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shall be eligible to participate in Corporation's medical plan, 401(k) plan

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and such stock incentive plans available to senior management and established upon the contemplated initial public offering of Corporation. For purposes of establishing the length of service under any benefit plans or programs of Corporation, Officer's employment with the Corporation will be deemed to have commenced on the Effective Date of this Agreement. Corporation shall pay one hundred percent (100%) of Officer's medical premiums under Corporation's medical plan.

          (b)  VACATION.  Officer shall be entitled to three (3) weeks of
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vacation during each year during the Term of this Agreement. Any accrued vacation not taken during any year may be carried forward to subsequent years in accordance with Corporation's existing policy.

          (c)  REIMBURSEMENT FOR EXPENSES.  During the Term of this Agreement,
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Corporation shall reimburse Officer for all reasonable out-of-pocket business and/or entertainment expenses incurred by Officer for the purpose of and in connection with the performance of his services pursuant to this Agreement. Officer shall be entitled to such reimbursement upon the presentation by Officer to Corporation of vouchers or other statements itemizing such expenses in reasonable detail consistent with Corporation's policies. In addition, Officer shall be entitled to reimbursement for (i) dues and membership fees in professional organizations and/or industry associations in which Officer is currently a member or becomes a member, and (ii) appropriate industry seminars and mandatory continuing education.

         (d)  WITHHOLDING.  Compensation and benefits paid to Officer under
               -----------
this Agreement shall be subject to applicable federal, state and local wage deductions and other deductions required by law.

4.   TERMINATION OF THE AGREEMENT.
     ----------------------------

          4.1. TERMINATION WITHOUT CAUSE.  In the event that Corporation
               -------------------------
terminates this Agreement without Cause (as defined below), Officer shall be entitled to a severance payment ("Severance Payment") equal to seven and one-half (7 1/2) months ("Severance Period") of Officer's annualized Base Salary. Such severance payment shall be payable in monthly installments during the Severance Period, in accordance with the provisions set forth in Paragraph 3.1 above. Officer shall not be entitled to receive a Severance Payment hereunder if he voluntarily terminates his employment or is terminated by reason of death or disability or for Cause.

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          4.2.  TERMINATION FOR CAUSE.  Prior to the Termination Date, the
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Corporation shall have the right to terminate this Agreement for Cause immediately after written notice has been delivered to Officer, which notice shall specify the reason for and the effective date of such Termination. For purposes of this Agreement, "Cause" shall mean the following:

               (i) Officer's use of alcohol or narcotics which proximately results in the willful material breach or habitual willful neglect of Officer's duties under this Agreement;

               (ii) Officer's criminal conviction of fraud, embezzlement, misappropriation of assets, malicious mischief, or any felony; or

               (iii) Officer's willful Material Breach (as defined below) of this Agreement, if such willful Material Breach is not cured by Officer within thirty (30) days after Corporation's written notice thereof specifying the nature of such willful Material Breach. For purposes of this Paragraph 4.2, the term willful "Material Breach" shall mean the substantial and continual willful nonperformance of Officer's duties under this Agreement which the Board of Directors determines has resulted in material injury to Corporation.

          4.3. OFFSET.  Although Officer shall not be required to mitigate
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damages under this Agreement by seeking other comparable employment or otherwise, the amount of any payment or benefit provided for in this Agreement shall be reduced by any compensation earned by or provided to Officer as the result of employment by an employer other than Corporation prior to the expiration of the Term of this Agreement.

5.   NONCOMPETITION.
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          During the Term of this Agreement, including the period, if any, with respect to which Officer shall be entitled to Severance Payments, Officer shall not engage in any activity competitive with the business of Corporation.

6.   MISCELLANEOUS.
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          6.1. CONFIDENTIALITY.  Officer agrees that all confidential and
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proprietary information relating to the business of Corporation shall be kept and treated as confidential both during and after the Term of this Agreement, except as may be permitted in writing by Corporation's Board of Directors or as such

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information is within the public domain or comes within the public domain without any breach of this Agreement.

          6.2. WAIVER.  The waiver of the breach of any provision of this
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Agreement shall not operate or be construed as a waiver of any subsequent breach of the same or other provision hereof.

          6.3. ENTIRE AGREEMENT; MODIFICATIONS.  Except as otherwise provided
               -------------------------------
herein, this Agreement (together with the agreements and plans referred to herein) represents the entire understanding among the parties with respect to the subject matter hereof, and this Agreement supersedes any and all prior understandings, agreements, plans and negotiations, whether written or oral, with respect to the subject matter hereof, including without limitation any understandings, agreements or obligations respecting any past or future compensation, bonuses, reimbursements or other payments to Officer from Corporation. All modifications to the Agreement must be in writing and signed by the party against whom enforcement of such modification is sought.

          6.4. NOTICES.  All notices and other communications under this
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Agreement shall be in writing and shall be given by facsimile or first class mail, certified or registered with return receipt requested, and shall be deemed to have been duly given three (3) days after mailing or twenty-four (24) hours after transmission of a facsimile to the respective persons named below:

          If to Corporation:           Alexandria Real Estate Equities, Inc.
                                       251 South Lake Avenue, Suite 700
                                       Pasadena, CA  91101
                                       Phone: (818) 578-0777
                                       Facsimile:    (818) 578-0770
                                       Attn:   Joel S. Marcus


          If to Officer:               Peter J. Nelson
                                       11978 Shoshone Ave.
                                       Granada Hills, California  91344
                                       Phone:  (818) 368-2465

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          6.5.  HEADINGS.  The Paragraph headings herein are intended for
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reference and shall not by themselves determine the construction or interpretation of this Agreement.

          6.6. GOVERNING LAW.   This Agreement shall be governed by and
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construed in accordance with the laws of the State of California without regard to its principles of conflicts of laws.

          6.7. ARBITRATION.  Any dispute arising out of or relating to this
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Agreement that cannot be settled by good faith negotiation between the parties shall be submitted to ENDISPUTE for final and binding arbitration pursuant to ENDISPUTE's Arbitration Rules incorporated herein by reference, which arbitration shall be the exclusive remedy of the parties hereto. The resulting arbitration shall be deemed a final order of a court having jurisdiction over the subject matter, shall not be appealable, and shall be enforceable in any court of competent jurisdiction. Submission to arbitration shall not preclude the right of any party hereto involved in a dispute regarding this Agreement (each a "Disputing Party" and collectively, the "Disputing Parties") to institute proceedings at law or in equity for injunctive or other relief pending the arbitration of a matter subject to arbitration pursuant to this Agreement. Any documentation and information submitted by any party in the arbitration proceeding shall be kept strictly confidential by the parties and the arbitrator.

          In addition to any other relief or award granted by the arbitrator to either Disputing Party, the arbitrator shall determine the extent to which each Disputing Party has prevailed as to the material issues raised in the arbitration, and, based upon such determination, shall apportion to each Disputing Party its ratable share of (i) the Disputing Parties' reasonable attorneys' fees and other costs reasonably incurred in the arbitration, (ii) the expense of the arbitrator, and (iii) all other expenses of the arbitration. The arbitrator shall make such determination and apportionment whether or not the dispute proceeds to a final award.

          6.8. SEVERABILITY.  Should a court or other body of competent
               ------------
jurisdiction determine that any provision of this Agreement is excessive in scope or otherwise invalid or unenforceable, such provision shall be adjusted rather than voided, if possible, all other provisions of this Agreement shall be deemed valid and enforceable to the extent possible.

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          6.9.  COUNTERPARTS.  This Agreement may be executed in one or more
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counterparts, all of which taken together shall constitute one and the same
Agreement.

          6.10  INDEMNIFICATION.  In addition to any rights to indemnification
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to which Officer is entitled under the Corporation's Articles of Incorporation and By-Laws, Corporation shall indemnify Officer at all times during and after the term of this Agreement to the maximum extent permitted under Section 2-418 of the General Corporation Law of the State of Maryland or any successor provision thereof and any other applicable state law, and shall pay Officer's expenses in defending any civil or criminal action, suit, or proceeding in advance of the final disposition of such action, suit, or proceeding, to the maximum extent permitted under such applicable state laws.


          IN WITNESS WHEREOF, the parties hereto have executed this Agreement.

                                            CORPORATION:

                                            ALEXANDRIA REAL ESTATE
                                            EQUITIES, INC.
                                            a Maryland corporation


                                            By: /s/ Joel S. Marcus
                                               ---------------------------------
                                                Joel S. Marcus
                                                Chief Executive Officer


                                            Date:   April 28, 1997
                                                 -------------------------------


                                            OFFICER:

                                            /s/ Peter J. Nelson
                                            ------------------------------------
                                             Peter J. Nelson


                                            Date:   April 28, 1997
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